SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2007

Davi Skin, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-14297	86-0907471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4223 Glencoe Avenue, Suite B130 Marina Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-827-0800

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 6, 2007, the Board of Directors appointed Mr. Elliot Smith as a member of the Board of Directors where he shall serve until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws. With the addition of Mr. Smith, our Board of Directors consists of four members.

There are no family relationships between Mr. Smith and any of our members of the Board of Directors or executive officers.

Mr. Smith has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Davi Skin, Inc.

/s/ Joseph Spellman
Joseph Spellman
Chief Executive Officer

Date: April 19, 2007